UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)May 31, 2007 (May 25, 2007)
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                               L.B. Foster Company
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                  000-10436                   25-1324733
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


 415 Holiday Drive, Pittsburgh, Pennsylvania                        15220
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code   412-928-3417
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                                      None
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              (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01

On May 25, 2007, Registrant and R.L.R. Investments, LLC ("RLR") executed an amendment, which is attached hereto and incorporated herein by reference, to the Purchase and Sale Agreement dated March 29, 2007 ("Agreement") under which the Registrant agreed to sell to RLR approximately 61.1931 acres of real estate located in Harris County, Texas. Under the Agreement, RLR had until on or about May 28, 2007 to determine if the real estate was suitable for RLR's use. On April 3, 2007, the Registrant filed a Form 8-K describing the Agreement.

RLR has determined that certain restrictions on permissible hours of operations at the real estate may interfere with RLR's contemplated use of the real estate. Accordingly, RLR requested an extension of time to determine if these restrictions could be satisfactorily modified. Under the May 25, 2007 amendment to the Agreement, RLR now has until June 27, 2007 to determine if the real estate is suitable. If RLR, in its sole judgment, determines that the real estate is not suitable, RLR may terminate the Agreement without penalty.

Item 9.01         Exhibits



10.25.1 Amendment No. 1 dated May 25, 2007 to Purchase and Sale Agreement dated March 29, 2007 between Registrant, as Seller, and R.L.R. Investments, LLC, as Purchaser, related to sale of real estate in Harris County, Texas.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. FOSTER COMPANY
                                          -------------------
                                          (Registrant)


Date: May 31, 2007
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                                          /s/ David J. Russo
                                          ------------------
                                          David J. Russo
                                          Senior Vice President
                                          Chief Financial Officer and Treasurer

Exhibit Index
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Exhibit Number                              Description
--------------                              -----------


10.25.1 Amendment No. 1 dated May 25, 2007 to Purchase and Sale Agreement dated March 29, 2007 between Registrant, as Seller, and R.L.R. Investments, LLC, as Purchaser, related to sale of real estate in Harris County, Texas.